UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 21, 2009

Burlington Northern Santa Fe Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11535	41-1804964
(Commission File Number)	(IRS Employer Identification No.)

2650 Lou Menk Drive, Fort Worth, TX	76131
(Address of Principal Executive Offices)	(Zip Code)

(800) 795-2673

(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Burlington Northern Santa Fe Corporation (“BNSF”) entered into an underwriting agreement (the “Underwriting Agreement”) dated as of September 21, 2009, with Barclays Capital Inc., Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein (collectively, the “Underwriters”), pursuant to which BNSF agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $750 million in aggregate principal amount of 4.700% Notes due October 1, 2019, as described in the prospectus supplement dated September 21, 2009 filed pursuant to BNSF’s shelf registration statement on Form S-3, Registration No. 333-155301.

The notes were issued under the Indenture dated as of December 1, 1995, as supplemented by the Fourth Supplemental Indenture dated as of September 24, 2009, between BNSF and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as successor in interest to The First National Bank of Chicago, as trustee, and an officers’ certificate providing for the issuance of the notes. The Underwriters delivered the notes against payment on September 24, 2009.

A copy of the Underwriting Agreement, Fourth Supplemental Indenture and certain other documents relating to this transaction are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON NORTHERN SANTA FE CORPORATION

Date: September 24, 2009	By:	/s/ Paul W. Bischler
Paul W. Bischler Vice President and Controller

BURLINGTON NORTHERN SANTA FE CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 21, 2009, among Burlington Northern Santa Fe Corporation and Barclays Capital Inc., Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Fourth Supplemental Indenture, dated as of September 24, 2009, to Indenture dated as of December 1, 1995, between Burlington Northern Santa Fe Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Certificate of Determination as to the terms of BNSF’s 4.700% Notes due October 1, 2019.

5.1	Opinion of Sullivan & Cromwell LLP, as to the validity of the securities being offered.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).